SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated November 1, 2005 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

     The Trusts and AIM agree until the date set forth on the attached Exhibits (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) of a class of a Fund exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. The Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     Each of the Trusts and AIM agree to review the then-current waivers or expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers or limitations should be amended, continued or terminated. The waivers or expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM STOCK FUNDS
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST
                                        TAX-FREE INVESTMENTS TRUST
                                        on behalf of the Funds listed in Exhibit
                                        "A" to this Memorandum of Agreement


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Title: President


                                        A I M Advisors, Inc.


                                        By: /s/ Mark H. Williamson
                                            ------------------------------------
                                        Title: President
                                                           as of January 1, 2006

                                   EXHIBIT "A"

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

                                            EXPENSE
FUND                                      LIMITATION    EFFECTIVE DATE    EXPIRATION DATE
----                                      ----------   ----------------   ---------------
AIM Energy Fund(1)
   Class A Shares                            1.90%       July 1, 2005     March 31, 2006
   Class B Shares                            2.65%      April 1, 2005     March 31, 2006
   Class C Shares                            2.65%      April 1, 2005     March 31, 2006
   Investor Class Shares                     1.90%      April 1, 2005     March 31, 2006

AIM Financial Services Fund(1)
   Class A Shares                            1.90%       July 1, 2005     March 31, 2006
   Class B Shares                            2.65%      April 1, 2005     March 31, 2006
   Class C Shares                            2.65%      April 1, 2005     March 31, 2006
   Investor Class Shares                     1.90%      April 1, 2005     March 31, 2006

AIM Gold & Precious Metals Fund(1)
   Class A Shares                            1.90%       July 1, 2005     March 31, 2006
   Class B Shares                            2.65%      April 1, 2005     March 31, 2006
   Class C Shares                            2.65%      April 1, 2005     March 31, 2006
   Investor Class Shares                     1.90%      April 1, 2005     March 31, 2006

AIM Leisure Fund(1)
   Class A Shares                            1.90%       July 1, 2005     March 31, 2006
   Class B Shares                            2.65%      April 1, 2005     March 31, 2006
   Class C Shares                            2.65%      April 1, 2005     March 31, 2006
   Class R Shares                            2.15%     October 25, 2005   March 31, 2006
   Investor Class Shares                     1.90%      April 1, 2005     March 31, 2006

AIM Technology Fund(1)
   Class A Shares                            1.55%       July 1, 2005      June 30, 2006
   Class B Shares                            2.30%       July 1, 2005      June 30, 2006
   Class C Shares                            2.30%       July 1, 2005      June 30, 2006
   Investor Class Shares                     1.55%       July 1, 2005      June 30, 2006
   Institutional Class Shares                1.30%       July 1, 2005      June 30, 2006

AIM Utilities Fund(1)
   Class A Shares                            1.90%      April 1, 2005     March 31, 2006
   Class B Shares                            2.65%      April 1, 2005     March 31, 2006
   Class C Shares                            2.65%      April 1, 2005     March 31, 2006
   Investor Class Shares                     1.90%      April 1, 2005     March 31, 2006
   Institutional Class Shares                1.65%     October 25, 2005   March 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

                                            EXPENSE
FUND                                      LIMITATION   EFFECTIVE DATE   EXPIRATION DATE
----                                      ----------   --------------   ---------------
AIM Global Real Estate Fund(1)
   Class A Shares                          1.40%        July 1, 2005     July 31, 2006
   Class B Shares                          2.15%       April 29, 2005    July 31, 2006
   Class C Shares                          2.15%       April 29, 2005    July 31, 2006
   Class R Shares                          1.65%       April 29, 2005    July 31, 2006
   Institutional Class Shares              1.15%       April 29, 2005    July 31, 2006

AIM Short Term Bond Fund(1)
   Class A Shares                          0.85%        July 1, 2005     July 31, 2006
   Class C Shares                          1.20%(2)    August 1, 2005    July 31, 2006
   Class R Shares                          1.10%       August 1, 2005    July 31, 2006
   Institutional Class Shares              0.60%       August 1, 2005    July 31, 2006

AIM Total Return Bond Fund(1)
   Class A Shares                          1.15%        July 1, 2005     July 31, 2006
   Class B Shares                          1.90%       August 1, 2005    July 31, 2006
   Class C Shares                          1.90%       August 1, 2005    July 31, 2006
   Class R Shares                          1.40%       August 1, 2005    July 31, 2006
   Institutional Class Shares              0.90%       August 1, 2005    July 31, 2006

                                 AIM STOCK FUNDS

                                            EXPENSE
FUND                                      LIMITATION    EFFECTIVE DATE    EXPIRATION DATE
----                                      ----------   ----------------   ---------------
AIM Dynamics Fund(1)
   Class A Shares                            1.90%       July 1, 2005      July 31, 2006
   Class B Shares                            2.65%      August 1, 2005     July 31, 2006
   Class C Shares                            2.65%      August 1, 2005     July 31, 2006
   Class R Shares                            2.15%     October 25, 2005    July 31, 2006
   Investor Class Shares                     1.90%      August 1, 2005     July 31, 2006
   Institutional Class Shares                1.65%      August 1, 2005     July 31, 2006

AIM Small Company Growth Fund(1)
   Class A Shares                            1.90%       July 1, 2005      July 31, 2006
   Class B Shares                            2.65%      August 1, 2005     July 31, 2006
   Class C Shares                            2.65%      August 1, 2005     July 31, 2006
   Class R Shares                            2.15%     October 25, 2005    July 31, 2006
   Investor Class Shares                     1.90%      August 1, 2005     July 31, 2006
   Institutional Class Shares                1.65%      July 13, 2005      July 31, 2006

AIM S&P 500 Index Fund(1)
   Investor Class Shares                     0.60%       July 1, 2005      July 31, 2006
   Institutional Class Shares                0.35%       July 1, 2005      July 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                            EXPENSE
FUND                                      LIMITATION     EFFECTIVE DATE    EXPIRATION DATE
----                                      ----------   -----------------   ---------------
AIM Multi-Sector Fund(1)
   Class A Shares                            1.90%       July 1, 2005      August 31, 2006
   Class B Shares                            2.65%     September 1, 2005   August 31, 2006
   Class C Shares                            2.65%     September 1, 2005   August 31, 2006
   Institutional Class Shares                1.65%     September 1, 2005   August 31, 2006

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                            EXPENSE
FUND                                      LIMITATION    EFFECTIVE DATE     EXPIRATION DATE
----                                      ----------   ----------------    ---------------
AIM Diversified Dividend Fund(1)
   Class A Shares                            1.40%     November 1, 2005   October 31, 2006
   Class B Shares                            2.15%     November 1, 2005   October 31, 2006
   Class C Shares                            2.15%     November 1, 2005   October 31, 2006
   Class R Shares                            1.65%     November 1, 2005   October 31, 2006
   Investor Class Shares                     1.40%     November 1, 2005   October 31, 2006
   Institutional Class Shares                1.15%     November 1, 2005   October 31, 2006

AIM Large Cap Basic Value Fund(1)
   Class A Shares                            1.22%       July 1, 2005     October 31, 2006
   Class B Shares                            1.97%       July 1, 2005     October 31, 2006
   Class C Shares                            1.97%       July 1, 2005     October 31, 2006
   Class R Shares                            1.47%       July 1, 2005     October 31, 2006
   Investor Class Shares                     1.22%       July 1, 2005     October 31, 2006
   Institutional Class Shares                0.97%       July 1, 2005     October 31, 2006

AIM Large Cap Growth Fund(1)
   Class A Shares                            1.32%       July 1, 2005     October 31, 2006
   Class B Shares                            2.07%       July 1, 2005     October 31, 2006
   Class C Shares                            2.07%       July 1, 2005     October 31, 2006
   Class R Shares                            1.57%       July 1, 2005     October 31, 2006
   Investor Class Shares                     1.32%       July 1, 2005     October 31, 2006
   Institutional Class Shares                1.07%       July 1, 2005     October 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                         AIM INTERNATIONAL MUTUAL FUNDS

                                            EXPENSE
FUND                                      LIMITATION    EFFECTIVE DATE     EXPIRATION DATE
----                                      ----------   ----------------   ----------------
AIM International Core Equity Fund(1)
   Class A Shares                            2.00%     November 1, 2005   October 31, 2006
   Class B Shares                            2.75%     November 1, 2005   October 31, 2006
   Class C Shares                            2.75%     November 1, 2005   October 31, 2006
   Class R Shares                            2.25%     November 1, 2005   October 31, 2006
   Investor Class Shares                     2.00%     November 1, 2005   October 31, 2006
   Institutional Class Shares                1.75%     November 1, 2005   October 31, 2006

                              AIM INVESTMENT FUNDS

                                            EXPENSE
FUND                                      LIMITATION     EFFECTIVE DATE      EXPIRATION DATE
----                                      ----------   ------------------   ----------------
AIM Developing Markets Fund(1)
   Class A Shares                            1.75%      November 1, 2005    October 31, 2006
   Class B Shares                            2.50%      November 1, 2005    October 31, 2006
   Class C Shares                            2.50%      November 1, 2005    October 31, 2006
   Institutional Class Shares                1.50%      November 1, 2005    October 31, 2006

AIM Trimark Endeavor Fund(1)
   Class A Shares                            1.90%      November 1, 2005    October 31, 2006
   Class B Shares                            2.65%      November 1, 2005    October 31, 2006
   Class C Shares                            2.65%      November 1, 2005    October 31, 2006
   Class R Shares                            2.15%      November 1, 2005    October 31, 2006
   Institutional Class Shares                1.65%      November 1, 2005    October 31, 2006

AIM Trimark Fund(1)
   Class A Shares                            2.15%      November 1, 2005    October 31, 2006
   Class B Shares                            2.90%      November 1, 2005    October 31, 2006
   Class C Shares                            2.90%      November 1, 2005    October 31, 2006
   Class R Shares                            2.40%      November 1, 2005    October 31, 2006
   Institutional Class Shares                1.90%      November 1, 2005    October 31, 2006

AIM Trimark Small Companies Fund(1)
   Class A Shares                            1.50%     September 30, 2005   October 31, 2006
   Class B Shares                            2.25%     September 30, 2005   October 31, 2006
   Class C Shares                            2.25%     September 30, 2005   October 31, 2006
   Class R Shares                            1.75%     September 30, 2005   October 31, 2006
   Institutional Class Shares                1.25%     September 30, 2005   October 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM FUNDS GROUP

                                            EXPENSE
FUND                                      LIMITATION    EFFECTIVE DATE    EXPIRATION DATE
----                                      ----------   ---------------   -----------------
AIM European Small Company Fund(1)
   Class A Shares                            1.90%     January 1, 2006   December 31, 2006
   Class B Shares                            2.65%     January 1, 2006   December 31, 2006
   Class C Shares                            2.65%     January 1, 2006   December 31, 2006

AIM Global Value Fund(1)
   Class A Shares                            1.90%     January 1, 2006   December 31, 2006
   Class B Shares                            2.65%     January 1, 2006   December 31, 2006
   Class C Shares                            2.65%     January 1, 2006   December 31, 2006
   Institutional Class Shares                1.65%     January 1, 2006   December 31, 2006

AIM International Small Company Fund(1)
   Class A Shares                            1.90%     January 1, 2006   December 31, 2006
   Class B Shares                            2.65%     January 1, 2006   December 31, 2006
   Class C Shares                            2.65%     January 1, 2006   December 31, 2006
   Institutional Class Shares                1.65%     January 1, 2006   December 31, 2006

                                AIM GROWTH SERIES

                                            EXPENSE
FUND                                      LIMITATION    EFFECTIVE DATE    EXPIRATION DATE
----                                      ----------   ---------------   -----------------
AIM Global Equity Fund(1)
   Class A Shares                            1.75%     January 1, 2006   December 31, 2006
   Class B Shares                            2.50%     January 1, 2006   December 31, 2006
   Class C Shares                            2.50%     January 1, 2006   December 31, 2006
   Class R Shares                            2.00%     January 1, 2006   December 31, 2006
   Institutional Class Shares                1.50%     January 1, 2006   December 31, 2006

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                   EXHIBIT "B"

                                AIM GROWTH SERIES

FUND                                                 EXPENSE LIMITATION           EFFECTIVE DATE     EXPIRATION DATE
----                                          --------------------------------   ----------------   -----------------
AIM Conservative Allocation Fund
   Class A Shares                             Limit Other Expenses to 0.23% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Class B Shares                             Limit Other Expenses to 0.23% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Class C Shares                             Limit Other Expenses to 0.23% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Class R Shares                             Limit Other Expenses to 0.23% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Institutional Class Shares                 Limit Other Expenses to 0.23% of    January 1, 2006   December 31, 2006
                                              average daily net assets

AIM Growth Allocation Fund
   Class A Shares                             Limit Other Expenses to 0.21% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Class B Shares                             Limit Other Expenses to 0.21% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Class C Shares                             Limit Other Expenses to 0.21% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Class R Shares                             Limit Other Expenses to 0.21% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Institutional Class Shares                 Limit Other Expenses to 0.21% of    January 1, 2006   December 31, 2006
                                              average daily net assets

AIM Income Allocation Fund
   Class A                                    Limit Other Expenses to 0.03% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Class B                                    Limit Other Expenses to 0.03% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Class C                                    Limit Other Expenses to 0.03% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Class R                                    Limit Other Expenses to 0.03% of    January 1, 2006   December 31, 2006
                                              average daily net assets
   Institutional Class                        Limit Other Expenses to 0.03% of    January 1, 2006   December 31, 2006
                                              average daily net assets

AIM International Allocation Fund
   Class A                                    Limit Other Expenses to 0.18% of   October 31, 2005   December 31, 2006
                                              average daily net assets
   Class B                                    Limit Other Expenses to 0.18% of   October 31, 2005   December 31, 2006
                                              average daily net assets
   Class C                                    Limit Other Expenses to 0.18% of   October 31, 2005   December 31, 2006
                                              average daily net assets
   Class R                                    Limit Other Expenses to 0.18% of   October 31, 2005   December 31, 2006
                                              average daily net assets
   Institutional Class                        Limit Other Expenses to 0.18% of   October 31, 2005   December 31, 2006
                                              average daily net assets

FUND                                                 EXPENSE LIMITATION           EFFECTIVE DATE     EXPIRATION DATE
----                                          --------------------------------   ----------------   -----------------
AIM Moderate Allocation Fund
   Class A Shares                             Limit Other Expenses to 0.12% of   January 1, 2006    December 31, 2006
                                              average daily net assets
   Class B Shares                             Limit Other Expenses to 0.12% of   January 1, 2006    December 31, 2006
                                              average daily net assets
   Class C Shares                             Limit Other Expenses to 0.12% of   January 1, 2006    December 31, 2006
                                              average daily net assets
   Class R Shares                             Limit Other Expenses to 0.12% of   January 1, 2006    December 31, 2006
                                              average daily net assets
   Institutional Class Shares                 Limit Other Expenses to 0.12% of   January 1, 2006    December 31, 2006
                                              average daily net assets

AIM Moderate Growth Allocation Fund
   Class A Shares                             Limit Other Expenses to 0.12% of    April 29, 2005    December 31, 2006
                                              average daily net assets
   Class B Shares                             Limit Other Expenses to 0.12% of    April 29, 2005    December 31, 2006
                                              average daily net assets
   Class C Shares                             Limit Other Expenses to 0.12% of    April 29, 2005    December 31, 2006
                                              average daily net assets
   Class R Shares                             Limit Other Expenses to 0.12% of    April 29, 2005    December 31, 2006
                                              average daily net assets
   Institutional Class Shares                 Limit Other Expenses to 0.12% of    April 29, 2005    December 31, 2006
                                              average daily net assets

AIM Moderately Conservative Allocation Fund
   Class A Shares                             Limit Other Expenses to 0.14% of    April 29, 2005    December 31, 2006
                                              average daily net assets
   Class B Shares                             Limit Other Expenses to 0.14% of    April 29, 2005    December 31, 2006
                                              average daily net assets
   Class C Shares                             Limit Other Expenses to 0.14% of    April 29, 2005    December 31, 2006
                                              average daily net assets
   Class R Shares                             Limit Other Expenses to 0.14% of    April 29, 2005    December 31, 2006
                                              average daily net assets
   Institutional Class Shares                 Limit Other Expenses to 0.14% of    April 29, 2005    December 31, 2006
                                              average daily net assets

Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                                   EXHIBIT "C"

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

                                            EXPENSE
FUND                                      LIMITATION   EFFECTIVE DATE   EXPIRATION DATE
----                                      ----------   --------------   ---------------
Tax-Free Cash Reserve Portfolio(1, 2)
   Cash Management Class                     0.22%     June 30, 2005     March 31, 2007
   Corporate Class                           0.22%     June 30, 2005     March 31, 2007
   Institutional Class                       0.22%     June 30, 2005     March 31, 2007
   Personal Investment Class                 0.22%     June 30, 2005     March 31, 2007
   Private Investment Class                  0.22%     June 30, 2005     March 31, 2007
   Reserve Class                             0.22%     June 30, 2005     March 31, 2007
   Resource Class                            0.22%     June 30, 2005     March 31, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                            EXPENSE
FUND                                      LIMITATION   EFFECTIVE DATE    EXPIRATION DATE
----                                      ----------   --------------   -----------------
Government & Agency Portfolio(1)
   Cash Management Class                     0.12%     June 30, 2005     August 31, 2006
   Corporate Class                           0.12%     June 30, 2005     August 31, 2006
   Institutional Class                       0.12%     June 30, 2005     August 31, 2006
   Personal Investment Class                 0.12%     June 30, 2005     August 31, 2006
   Private Investment Class                  0.12%     June 30, 2005     August 31, 2006
   Reserve Class                             0.12%     June 30, 2005     August 31, 2006
   Resource Class                            0.12%     June 30, 2005     August 31, 2006

Government TaxAdvantage Portfolio(1)
   Cash Management Class                     0.12%     June 30, 2005     August 31, 2006
   Corporate Class                           0.12%     June 30, 2005     August 31, 2006
   Institutional Class                       0.12%     June 30, 2005     August 31, 2006
   Personal Investment Class                 0.12%     June 30, 2005     August 31, 2006
   Private Investment Class                  0.12%     June 30, 2005     August 31, 2006
   Reserve Class                             0.12%     June 30, 2005     August 31, 2006
   Resource Class                            0.12%     June 30, 2005     August 31, 2006

Liquid Assets Portfolio(1)
   Cash Management Class                     0.12%     June 30, 2005     August 31, 2006
   Corporate Class                           0.12%     June 30, 2005     August 31, 2006
   Institutional Class                       0.12%     June 30, 2005     August 31, 2006
   Personal Investment Class                 0.12%     June 30, 2005     August 31, 2006
   Private Investment Class                  0.12%     June 30, 2005     August 31, 2006
   Reserve Class                             0.12%     June 30, 2005     August 31, 2006
   Resource Class                            0.12%     June 30, 2005     August 31, 2006

(1) The expense limit shown excludes Rule 12b-1 fee waivers by Fund Management Company.

(2) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                            EXPENSE
FUND                                      LIMITATION   EFFECTIVE DATE    EXPIRATION DATE
----                                      ----------   --------------   -----------------
STIC Prime Portfolio(1)
   Cash Management Class                     0.12%     June 30, 2005     August 31, 2006
   Corporate Class                           0.12%     June 30, 2005     August 31, 2006
   Institutional Class                       0.12%     June 30, 2005     August 31, 2006
   Personal Investment Class                 0.12%     June 30, 2005     August 31, 2006
   Private Investment Class                  0.12%     June 30, 2005     August 31, 2006
   Reserve Class                             0.12%     June 30, 2005     August 31, 2006
   Resource Class                            0.12%     June 30, 2005     August 31, 2006

Treasury Portfolio(1)
   Cash Management Class                     0.12%     June 30, 2005     August 31, 2006
   Corporate Class                           0.12%     June 30, 2005     August 31, 2006
   Institutional Class                       0.12%     June 30, 2005     August 31, 2006
   Personal Investment Class                 0.12%     June 30, 2005     August 31, 2006
   Private Investment Class                  0.12%     June 30, 2005     August 31, 2006
   Reserve Class                             0.12%     June 30, 2005     August 31, 2006
   Resource Class                            0.12%     June 30, 2005     August 31, 2006

(1) The expense limit shown excludes Rule 12b-1 fee waivers by Fund Management Company.

                                   EXHIBIT "D"

                          AIM VARIABLE INSURANCE FUNDS

                                            EXPENSE
FUND                                      LIMITATION    EFFECTIVE DATE    EXPIRATION DATE
----                                      ----------   ---------------   -----------------
AIM V.I. Aggressive Growth Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Basic Balanced Fund
   Series I Shares                           0.91%     January 1, 2006     April 30, 2007
   Series II Shares                          1.16%     January 1, 2006     April 30, 2007

AIM V.I. Basic Value Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Blue Chip Fund
   Series I Shares                           1.01%     January 1, 2006     April 30, 2007
   Series II Shares                          1.26%     January 1, 2006     April 30, 2007

AIM V.I. Capital Appreciation Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Capital Development Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Core Equity Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Core Stock Fund
   Series I Shares                           0.91%     January 1, 2006     April 30, 2007
   Series II Shares                          1.16%     January 1, 2006     April 30, 2007

                                            EXPENSE
FUND                                      LIMITATION    EFFECTIVE DATE    EXPIRATION DATE
----                                      ----------   ---------------   -----------------
AIM V.I. Demographic Trends Fund
   Series I Shares                           1.01%     January 1,2006      April 30, 2007
   Series II Shares                          1.26%     January 1, 2006     April 30, 2007

AIM V.I. Diversified Income Fund
   Series I Shares                           0.75%     January 1, 2006     April 30, 2007
   Series II Shares                          1.00%     January 1, 2006     April 30, 2007

AIM V.I. Dynamics Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Financial Services Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Global Health Care Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Government Securities Fund
   SERIES I SHARES                           0.73%     JANUARY 1, 2006     APRIL 30, 2007
   Series II Shares                          0.98%     January 1, 2006     April 30, 2007

AIM V.I. Growth Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. High Yield Fund
   Series I Shares                           0.95%     January 1, 2006     April 30, 2007
   Series II Shares                          1.20%     January 1, 2006     April 30, 2007

                                            EXPENSE
FUND                                      LIMITATION    EFFECTIVE DATE    EXPIRATION DATE
----                                      ----------   ---------------   -----------------
AIM V.I. International Growth Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Large Cap Growth Fund
   Series I Shares                           1.01%     January 1, 2006     April 30, 2007
   Series II Shares                          1.26%     January 1, 2006     April 30, 2007

AIM V.I. Leisure Fund
   Series I Shares                           1.01%     January 1, 2006     April 30, 2007
   Series II Shares                          1.26%     January 1, 2006     April 30, 2007

AIM V.I. Mid Cap Core Equity Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Money Market Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Premier Equity Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Real Estate Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Small Cap Equity Fund
   Series I Shares                           1.15%     January 1, 2006     April 30, 2007
   Series II Shares                          1.40%     January 1, 2006     April 30, 2007

AIM V.I. Small Company Growth Fund
   Series I Shares                           1.20%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

AIM V.I. Technology Fund
   Series I Shares                           1.30%     January 1, 2006     April 30, 2007
   Series II Shares                          1.45%     January 1, 2006     April 30, 2007

                                            EXPENSE
FUND                                      LIMITATION     EFFECTIVE DATE     EXPIRATION DATE
----                                      ----------   ------------------   ---------------
AIM V.I. Utilities Fund
   Series I Shares                           0.93%     September 23, 2005    April 30, 2007
   Series II Shares                          1.18%     September 23, 2005    April 30, 2007